As filed with the Securities and Exchange Commission on February 28, 2014

Registration No. 333-173542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 4

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Overland Storage, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	3572	95-3535285
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

9112 Spectrum Center Boulevard

San Diego, California 92123

(858) 571-5555

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Eric L. Kelly

President and Chief Executive Officer

9112 Spectrum Center Boulevard

San Diego, California 92123

(858) 571-5555

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies To:

Warren T. Lazarow, Esq.

Paul L. Sieben, Esq.

O’Melveny & Myers LLP

2765 Sand Hill Road

Menlo Park, California 94025

(650) 473-2600

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) of the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) of the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☐	(Do not check if a smaller reporting company)	Smaller reporting company	☒

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 4 (this “Amendment”) to Form S-3 Registration Statement (Registration No. 333-173542) (the “Registration Statement”) is being filed as an exhibit-only filing to re-file Exhibit 5.1 previously filed with post-effective amendment No. 3 to the Registration Statement, which was filed with the Securities and Exchange Commission on February 12, 2014. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page to the Registration Statement, the exhibit index and the re-filed Exhibit 5.1. The prospectus and the balance of Part II of the Registration Statement are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.	Exhibits and Financial Statement Schedules

(a) Exhibits

EXHIBIT INDEX

The following documents are filed as exhibits to this registration statement:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated June 27, 2008 between the Company and Adaptec, Inc. (incorporated by reference to the Company’s Form 8-K filed on July 3, 2008). ++

4.1	Specimen stock certificate (incorporated by reference to the Company’s Form 10-Q filed on February 10, 2010).

4.2	Shareholder Rights Agreement dated August 22, 2005 between the Company and Wells Fargo Bank, N.A., as Transfer Agent (incorporated by reference to the Company’s Form 8-K filed on August 26, 2005).

4.3	Amendment No. 1 to Shareholder Rights Agreement dated March 21, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

4.4	Common Stock Purchase Warrant between the Company and Roth Capital Partners, LLC dated November 4, 2009 (incorporated by reference to the Company’s Form 10-Q filed on February 10, 2010).

4.5	Form of Common Stock Purchase Warrant dated February 18, 2010 (incorporated by reference to the Company’s Form 8-K filed on February 24, 2010).

4.6	Form of Registration Rights Agreement dated February 22, 2010 (incorporated by reference to the Company’s Form 8-K filed on February 24, 2010).

4.7	Form of Common Stock Purchase Warrant dated March 16, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

4.8	Form of Registration Rights Agreement dated March 21, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

5.1*	Opinion of O’Melveny & Myers LLP.

23.1**	Consent of Moss Adams LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of RSM Deutschland GmbH Wirtschaftsprüfungsgesellschaft, Independent Registered Public Accounting Firm.

23.3*	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

24.1**	Power of Attorney.

++	Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of the omitted schedules and similar attachments will be provided supplementally to the SEC upon request.
*	Filed herewith.
**	Previously filed.

II-1

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 28th day of February, 2014.

OVERLAND STORAGE, INC.

By:	/s/ Eric L. Kelly
Eric L. Kelly
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their capacities and on the date indicated.

Signature		Title	Date

/s/ Eric L. Kelly Eric L. Kelly		President, Chief Executive Officer and Director (Principal Executive Officer)	February 28, 2014

/s/ Kurt L. Kalbfleisch Kurt L. Kalbfleisch		Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	February 28, 2014

* Robert A. Degan		Director	February 28, 2014

* Joseph De Perio		Director	February 28, 2014

* Vivekanand Mahadevan		Director	February 28, 2014

* Scott McClendon		Executive Chairperson of the Board of Directors	February 28, 2014

* By:	/s/ Kurt L. Kalbfleisch Kurt L. Kalbfleisch Attorney-In-Fact

EXHIBIT INDEX

The following documents are filed as exhibits to this registration statement:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated June 27, 2008 between the Company and Adaptec, Inc. (incorporated by reference to the Company’s Form 8-K filed on July 3, 2008). ++

4.1	Specimen stock certificate (incorporated by reference to the Company’s Form 10-Q filed on February 10, 2010).

4.2	Shareholder Rights Agreement dated August 22, 2005 between the Company and Wells Fargo Bank, N.A., as Transfer Agent (incorporated by reference to the Company’s Form 8-K filed on August 26, 2005).

4.3	Amendment No. 1 to Shareholder Rights Agreement dated March 21, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

4.4	Common Stock Purchase Warrant between the Company and Roth Capital Partners, LLC dated November 4, 2009 (incorporated by reference to the Company’s Form 10-Q filed on February 10, 2010).

4.5	Form of Common Stock Purchase Warrant dated February 18, 2010 (incorporated by reference to the Company’s Form 8-K filed on February 24, 2010).

4.6	Form of Registration Rights Agreement dated February 22, 2010 (incorporated by reference to the Company’s Form 8-K filed on February 24, 2010).

4.7	Form of Common Stock Purchase Warrant dated March 16, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

4.8	Form of Registration Rights Agreement dated March 21, 2011 (incorporated by reference to the Company’s Form 8-K filed on March 22, 2011).

5.1*	Opinion of O’Melveny & Myers LLP.

23.1**	Consent of Moss Adams LLP, Independent Registered Public Accounting Firm.

23.2**	Consent of RSM Deutschland GmbH Wirtschaftsprüfungsgesellschaft, Independent Registered Public Accounting Firm.

23.3*	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).

24.1**	Power of Attorney.

++	Certain schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of the omitted schedules and similar attachments will be provided supplementally to the SEC upon request.
*	Filed herewith.
**	Previously filed.